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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/x/     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         METROPOLITAN SERIES FUND, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:    Previously paid
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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
                                                                     PRELIMINARY

                      METROPOLITAN LIFE INSURANCE COMPANY

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

To Life Insurance Policy and Annuity Contract Owners:

On October 21, 1997, a Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the 'Fund') will be held in New York City for the purposes set forth in the attached Notice.

As you know, shares of the Scudder Global Equity Portfolio (the 'Shares') are purchased by Metropolitan for the corresponding investment divisions in the Metropolitan separate accounts funding your life insurance policy or annuity contract.

At the Special Meeting, Metropolitan will vote the Shares of the Scudder Global Equity Portfolio based on the instructions received from life insurance policy and annuity contract owners. You may give us voting instructions for the number of Shares of the Scudder Global Equity Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 P.M., New York City time, on August 8, 1997.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE METROPOLITAN VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                [METLIFE LOGO](Registered)

                                       New York, NY 10010

                                                                     PRELIMINARY

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

To Policy Owners:

On October 21, 1997, a Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the 'Fund') will be held in New York City for the purposes set forth in the attached Notice.

As you know, shares of the Scudder Global Equity Portfolio (the 'Shares') are purchased by Metropolitan Tower for the corresponding investment divisions in the Metropolitan Tower separate account funding your policy. At the Special Meeting, Metropolitan Tower will vote the Shares of the Scudder Global Equity Portfolio based on the instructions received from policy owners. You may give us voting instructions for the number of Shares of the Scudder Global Equity Portfolio attributable to your policy as of the record time of 4:00 P.M., New York City time, on August 8, 1997.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE METROPOLITAN TOWER VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                [METLIFE LOGO](Registered)

                                New York, NY 10010

                                                                    PRELIMINARY

                         METROPOLITAN SERIES FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     OF THE SCUDDER GLOBAL EQUITY PORTFOLIO

Notice is hereby given that a Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the 'Fund') will be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on October 21, 1997, for the following purposes:

(1) To approve or disapprove a new Sub-Investment Management Agreement for the Scudder Global Equity Portfolio upon the formation of an alliance between Scudder, Stevens & Clark, Inc. ('Scudder'), the Portfolio's current Sub-Investment Manager, and Zurich Insurance Company, such Agreement to be substantially identical to the current Sub-Investment Management Agreement for the Portfolio.

(2) To transact such other business as may properly come before the meeting.

The record time for the determination of the number of votes entitled to be cast at the Special Meeting and the shareholders entitled to notice of and to vote at the meeting is 4:00 P.M., New York City time, on August 8, 1997.

By order of the Board of Directors.

                                                                    Robin Wagner
                                                                       Secretary

August 22, 1997

                                                                    PRELIMINARY


                         METROPOLITAN SERIES FUND, INC.
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

            STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS
                     OF THE SCUDDER GLOBAL EQUITY PORTFOLIO
                                OCTOBER 21, 1997

This Statement is furnished in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the 'Fund') to be held on October 21, 1997. The voting instructions are being solicited on behalf of the Board of Directors of the Fund, Metropolitan Life Insurance Company ('Metropolitan'), and Metropolitan Tower Life Insurance Company ('Metropolitan Tower'). The initial mailing of this statement and the enclosed voting instruction form to policy and contract owners will be on or about August 22, 1997.

The proposal being voted on at the Special Meeting is the approval or disapproval of a new Sub-Investment Management Agreement for the Scudder Global Equity Portfolio (the 'Portfolio') upon the consummation of the proposed alliance of Scudder, Stevens & Clark, Inc. ('Scudder'), the current sub-investment manager of the Portfolio, with Zurich Insurance Company. Details of this transaction are set forth on pages 8, 9 and 10 of this statement.

THE FUND'S PORTFOLIOS

The Fund currently issues eleven separate classes (or series) of common stock, each representing a separate portfolio of investments. The eleven separate portfolios are the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research Money Market, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap, and Scudder Global Equity Portfolios. As of the record
time, the Fund had outstanding             shares of the Scudder Global Equity
Portfolio.

THE SEPARATE ACCOUNTS

The shares of the Portfolio are currently sold to Metropolitan for allocation to the corresponding investment division of Metropolitan Life Separate Account E ('Separate Account E') to fund group and individual annuity contracts ('Contracts') issued by Metropolitan.

The shares of the Portfolio are also sold to Metropolitan for allocation to the corresponding investment division of Metropolitan Life Separate Account UL

('Separate Account UL') to fund flexible premium multifunded life insurance policies ('MetLife FPMLI Policies'), flexible premium variable life insurance policies ('MetLife FPVLI Policies') and group variable universal life insurance policies ('MetLife GVUL Policies') issued by Metropolitan. The MetLife FPMLI Policies, the MetLife FPVLI Policies and the MetLife GVUL Policies are collectively referred to herein as the 'MetLife Policies.' The Contracts and the MetLife Policies are collectively referred to herein as 'MetLife Contracts.'

The shares of the Portfolio are also sold to Metropolitan Tower for allocation to the corresponding investment division of Metropolitan Tower Separate Account Two ('Separate Account Two') to fund flexible premium multifunded life insurance policies ('Met Tower Policies').

Separate Account E, Separate Account UL and Separate Account Two are registered as unit investment trusts under the Investment Company Act of 1940 ('1940 Act') and are collectively referred to herein as the 'Separate Accounts.' Separate Account E and Separate Account UL are collectively referred to herein as the 'MetLife Separate Accounts.'

RECORD OWNERS OF THE PORTFOLIO'S SHARES

As of the record time, Metropolitan owned              shares of the Portfolio
and will be entitled to cast approximately     % of the eligible votes with
respect to the Portfolio. Such shares represent those held in Metropolitan's general account and in another separate account of Metropolitan not registered as a unit investment trust. Metropolitan also owned as of the record time shares of such Portfolio which are held in the MetLife Separate
Accounts and will be entitled to cast      % of the eligible votes of the
Portfolio. As of the record time, Metropolitan Tower owned             shares of
the Portfolio which are held in Separate Account Two and will be entitled to
cast approximately      % of the eligible votes of the Portfolio.

HOW SHARES IN THE PORTFOLIO WILL BE VOTED AT THE SPECIAL MEETING

Holders of common stock of the Portfolio as of 4:00 P.M., New York City time, on August 8, 1997 (the 'record time'), will be entitled to vote and may cast one vote for each share held.

In accordance with their view of presently applicable law, Metropolitan and Metropolitan Tower will vote the shares of the Portfolio held in the Separate Accounts which are attributable to the MetLife Contracts and Met Tower Policies based on instructions received from owners of MetLife Contracts and Met Tower Policies participating in the corresponding investment division in the Separate Accounts. The number of Portfolio shares held in the corresponding investment division of a Separate Account deemed attributable to each Met Tower Policy or MetLife Contract owner is determined by dividing a Met Tower Policy's cash value, a MetLife Policy's cash value or a Contract's accumulation units, as the case may be, in that division, if any, by the net asset value of one share in the Scudder Global Equity Portfolio.

Fractional votes will be counted. The number of shares for which a MetLife

Contract or Met Tower Policy owner has a right to give voting instructions is determined as of the record time for the annual meeting. Owners of Met Tower Policies or MetLife Policies continued in effect as reduced paid-up or extended term insurance are not eligible to give voting instructions.

Portfolio shares held in an investment division attributable to MetLife Contracts or Met Tower Policies for which no timely instructions are received and Portfolio shares held in an investment division not attributable to MetLife Contracts or Met Tower Policies will be voted by Metropolitan or Metropolitan Tower, as the case may be, in the same proportion as the shares for which voting instructions are received for all MetLife Contracts or Met Tower Policies participating in the investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of Metropolitan or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the meeting by a written revocation or later voting instruction form received by Metropolitan on behalf of MetLife Contract owners or by Metropolitan Tower on behalf of Met Tower Policy owners at 1 Madison Avenue, New York, New York 10010. The expense of the voting instruction solicitation, which will be by mail but may also be by telephone, telegraph or personal interview conducted by personnel of Metropolitan, will be paid by the Portfolio and Scudder.

Upon the request of a MetLife Contract or Met Tower Policy owner, the Fund will furnish, without charge, a copy of the most recent annual and semi-annual reports of the Fund. Such request should be directed to Alan DeMichele, Metropolitan Life Insurance Company, Area 2H, 1 Madison Avenue, New York, New York 10010, 1-800-553-4459.

THE INVESTMENT AND SUB-INVESTMENT ADVISERS

Metropolitan, 1 Madison Avenue, New York, New York 10010, which is registered as an investment adviser under the Investment Advisers Act of 1940, acts as investment adviser with respect to the Portfolio under an Investment Management Agreement between the Fund and Metropolitan. The Investment Management Agreement for the Portfolio is dated March 3, 1997, the date the Portfolio commenced operations.

Scudder, 345 Park Avenue, New York, New York 10154, is the sub-investment manager of the Portfolio. Scudder, a Delaware corporation, was founded in 1919. As of December 31, 1996, Scudder managed in excess of $115 billion for many private accounts and over 50 mutual fund portfolios. Scudder manages the Japan Fund and nine closed-end funds that invest in countries around the world. Assets of international investment company clients of Scudder exceeded $28 billion as of March 31, 1997. The current Sub-Investment Management Agreement for the Portfolio is dated March 3, 1997.

For providing investment management services to the Portfolio, Metropolitan receives monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. In addition, Metropolitan has agreed to waive a portion of its fee during the first six months of the Portfolio's operations equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million,
 .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations, Metropolitan's waiver of the investment management fee will be equal to .175% of such Portfolio's assets up to $50 million, .0875% of such assets on the next $50 million, .075% of such assets on the next $400 million and .06875% of such assets in excess of $500 million.

For sub-investment management services with respect to the Portfolio, Scudder receives from Metropolitan an annual percentage fee, calculated daily on the average daily value of the aggregate net assets of the Portfolio, of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .35% of such assets on the next $50 million, .30% of such assets on the next $400 million and .275% of such assets on amounts in excess of $500 million. Scudder has agreed to waive a portion of its fee during the first six months of the Portfolio's operations equal to .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations, Scudder's waiver of the sub-investment management fee will be equal to .175% of such Portfolio's assets up to $50 million, .0875% of such assets on the next $50 million, .075% of such assets on the next $400 million and .06875% of such assets in excess of $500 million. During 1996 no investment management or sub-investment management fees were paid with respect to the Portfolio because the Portfolio had not yet commenced operations. The Fund has no responsibility for the payment of fees to Scudder.

THE CURRENT AGREEMENTS

     The Investment Management Agreement for the Portfolio provides that Metropolitan, subject to review by the Fund's Board of Directors, is responsible for the overall management of the Portfolio and has ultimate responsibility for making decisions to buy, sell or hold any particular security for the Portfolio. The current Sub-Investment Management Agreement for the Portfolio provides that Scudder, subject to review by the Fund's Board of Directors and by Metropolitan, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for the Portfolio.

The Investment Management Agreement and the Sub-Investment Management Agreement require that the assets in the Portfolio be invested and reinvested in a manner consistent with the investment objectives and policies of the Fund and the Portfolio set forth in the registration statements, as from time to time amended, of the Fund under the Securities Act of 1933.

The Investment Management Agreement and the Sub-Investment Management Agreement were each most recently approved by Metropolitan, the then sole shareholder of the Portfolio on March 3, 1997 in connection with the establishment of the Portfolio. The Agreements were submitted to the shareholder in order to comply with the provisions of the 1940 Act that require an investment management agreement to be approved by the shareholders of an investment company.

Each of the Agreements was most recently approved by the Board of Directors of the Fund, including a majority of the directors who were not 'interested persons,' on February 4, 1997 in connection with the establishment of the Portfolio.

ADDITIONAL INFORMATION ABOUT METROPOLITAN AND THE SUB-INVESTMENT ADVISER

Pursuant to a distribution agreement entered into on May 16, 1983, between the Fund and Metropolitan, Metropolitan also performs all sales functions with respect to the sale of the Fund's shares and is the principal underwriter and distributor of the Fund's shares. Such shares are sold without sales charge and at their respective net asset values. No fees are paid by the Fund to Metropolitan for services provided under the distribution agreement.

Scudder also manages the Scudder Global Fund, a registered investment company portfolio which has objectives similar to the Portfolio. The current net assets of the Scudder Global Fund were $1,617.6 million as of June 30, 1997. Scudder's advisory compensation is 0.96% of the net assets of the Scudder Global Fund. No portion of this compensation is waived by Scudder.

To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the 'Distributor') (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Portfolio with issuers, underwriters or other brokers and dealers.

The Distributor receives no commissions, fees or other remuneration from the Portfolio for this service. Allocation of portfolio transactions is supervised by Scudder.

Daniel Pierce* is the chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the 'Representatives'), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all principals own nonvoting stock.
------------------
 * Two International Place, Boston, Massachusetts
 # 345 Park Avenue, New York, New York
 + 101 California Street, San Francisco, California
 @ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

PROPOSAL 1. APPROVAL OR DISAPPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT
            FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO

Scudder has entered into an agreement ('Transaction Agreement') with Zurich Insurance Company ('Zurich') pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ('ZKI'), a Zurich subsidiary, will become part of Scudder (the 'Transactions'). Scudder's name will be changed to Scudder Kemper Investments, Inc. ('Scudder Kemper') and its headquarters will remain in New York City. Consummation of the Transactions will constitute an 'assignment,' as defined in the 1940 Act, of the current Sub-Investment Management Agreement relating to the Portfolio among the Fund, Metropolitan and Scudder. As required by the 1940 Act, the current Agreement provides for its automatic termination in the event of its assignment. The Investment Management Agreement relating to the Portfolio is not affected by the Transactions. Thus, the proposal relates to a new Sub-Investment Management Agreement among the Fund, Metropolitan and Scudder Kemper, to take effect upon the consummation of the Transactions.

               INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder shareholders will have a 29.6% fully diluted equity interest in Scudder Kemper, and Zurich will have a 69.5% fully diluted interest in Scudder Kemper.

The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the 'Revenue Run Rate Percentage'), is less than 90%.

At the closing, Zurich and the other shareholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the 'New SHA'). Under the New SHA, Scudder shareholders will be entitled to designate three of the seven members of the Scudder Kemper board and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345

Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President and Chief Executive Officer of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the Corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the [ ] Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting a public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for continuing Scudder shareholders.

The Transactions are subject to a number of conditions, including approval by Scudder shareholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from registered funds representing 90% of assets under management as of June 26, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

The information set forth above concerning the Transactions has been provided to the Fund by Scudder, and the information set forth below concerning Zurich has been provided to the Fund by Zurich.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002

Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the 'Zurich Insurance Group'). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. The Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE NEW SUB-INVESTMENT MANAGEMENT AGREEMENT FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO.

In determining to make this recommendation, the Board reviewed information relating to Scudder's investment philosophy, performance, personnel, and compliance. The Board was informed by Zurich and Scudder that no material changes in these areas are currently envisioned as a result of the transaction and that no material changes in the senior management of Scudder are expected. The Board also considered whether it was desirable for the Portfolio to continue to have Scudder Kemper responsible for the day-to-day investment decisions with respect to the Portfolio following the closing of the proposed transaction. In addition, the Board had just recently completed a significant review of Scudder in connection with the establishment of the Portfolio in March.

A copy of the proposed new Sub-Investment Management Agreement is attached hereto as Exhibit A. The Board of Directors of the Fund, including a majority of the directors who were not 'interested persons', approved the proposed new Sub-Investment Management Agreement on August 5, 1997. There are no material changes from the current Agreement except for the date of the Agreement and Scudder's changed name. It is not anticipated that the waiver of sub-investment management fees previously agreed to by Scudder will be affected by the Transactions.

The voting on the approval of this Agreement is by the shareholders of the Scudder Global Equity Portfolio only. Approval of the Agreement requires a majority vote of the outstanding shares of the Scudder Global Equity Portfolio.

Under the 1940 Act, a 'majority vote of the outstanding shares' means the vote of the lesser of (a) 67% or more of the shares in the Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in the Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in the Portfolio. If approved, the Sub-Investment Management Agreement will continue in effect until May 16, 1998. Thereafter, the Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of the Portfolio (as determined pursuant to the 1940 Act), and (b) by a majority of the directors who are not 'interested persons' of any party to the Agreement. The Agreement may be terminated without penalty on 60 days' written notice by the Board of Directors of the Fund, by Metropolitan, by Scudder Kemper or by the majority vote of the shareholders in the Portfolio, and will terminate automatically in the event of its assignment. In addition, the Agreement will also terminate in the event the Investment Management Agreement relating to the

Scudder Global Equity Portfolio is terminated.

                 ANNUAL MEETINGS AND PROPOSALS OF SHAREHOLDERS

The By-Laws of the Fund require an annual meeting only, unless the Board of Directors otherwise determines that there should be one, in years in which shareholder action is needed on any one or more of the following:

            (1) the election of directors;
            (2) approval of an investment advisory agreement;
            (3) ratification of the selection of independent auditors;
            (4) approval of a distribution agreement.

If any shareholder wishes to submit a proposal at the next Annual Meeting of Shareholders, which, if scheduled, will be held in April or May 1998, such proposal must be submitted to the Fund, 1 Madison Avenue, New York, New York 10010, Attention: Robin Wagner. Such proposal must be received on or before November 4, 1997 in order to be considered for any 1998 Annual Meeting.

                                 OTHER BUSINESS

The Board of Directors knows of no other business that will come before the meeting. Should any matters other than those referred to above properly come before the meeting, it is the intention of Metropolitan and Metropolitan Tower to vote on such matters in their discretion.

August 22, 1997

                                                                       EXHIBIT A

                 SCUDDER GLOBAL EQUITY PORTFOLIO SUB-INVESTMENT
                              MANAGEMENT AGREEMENT

     AGREEMENT made this      day of       , 1997, among Metropolitan Series
Fund, Inc., a Maryland corporation (the 'Fund'), Metropolitan Life Insurance Company (the 'Investment Manager'), a New York corporation, and Scudder Kemper Investments, Inc., a Delaware corporation (the 'Sub-Investment Manager');

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the 'Investment Company Act');

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the State Street Research Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the State Street Research International Stock Portfolio, the Scudder Global Equity Portfolio, the Loomis Sayles High Yield Bond Portfolio, the Janus Mid Cap Portfolio, and the T. Rowe Price Small Cap Growth Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Scudder Global Equity Portfolio as set forth in the Scudder Global Equity Portfolio Investment Management Agreement dated March 3, 1997 between the Fund and the Investment Manager (the 'Scudder Global Equity Portfolio Investment Management Agreement'); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Scudder Global Equity Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                     Duties of the Sub-Investment Manager.
     Subject to the supervision and approval of the Investment Manager and the

Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Scudder Global Equity Portfolio (the 'Portfolio') for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the 'Prospectus'). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the 'bunching' of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.
                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Scudder Global Equity Portfolio Investment Management Agreement. Nothing in this Scudder Global Equity Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Scudder Global Equity

Portfolio Investment Management Agreement.

                                   ARTICLE 4
                                  Definitions.

     The terms 'assignment,' 'interested person,' and 'majority of the outstanding shares,' when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                         Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices.

     Notices to be given hereunder shall be addressed to:

                   Fund:  Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund
                          One Madison Avenue, Area 7G
                          New York, New York 10010

     Investment Manager:  Gary A. Beller, Esq.
                          Executive Vice-President and General Counsel
                          Metropolitan Life Insurance Company
                          One Madison Avenue, Area 11G
                          New York, New York 10010

 Sub-Investment Manager:  William E. Holzer
                          Managing Director
                          Scudder Kemper Investments, Inc.

                          345 Park Avenue
                          New York, New York 10154

     Changes in the foregoing notice provisions may be made by notice in writing to other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                           METROPOLITAN SERIES
                                           FUND, INC.


                                           By __________________________________

Attest:


________________________________________


                                           METROPOLITAN LIFE
                                           INSURANCE COMPANY


                                           By __________________________________

Attest:


________________________________________


                                           SCUDDER KEMPER
                                           INVESTMENTS, INC.


                                           By __________________________________
Attest:


________________________________________

                                    APPENDIX

                        SCUDDER KEMPER INVESTMENTS, INC.

                     METROPOLITAN SERIES FUND FEE SCHEDULE

                        SCUDDER GLOBAL EQUITY PORTFOLIO

1st $50M                                   .70%
next $50M                                  .35%
next $400M                                 .30%
above $500M                                .275% of the average daily value of
                                           the net assets of the Portfolio

METROPOLITAN LIFE
INSURANCE COMPANY
                            VOTING INSTRUCTION FORM
                                    FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                     OF THE SCUDDER GLOBAL EQUITY PORTFOLIO
                       OF METROPOLITAN SERIES FUND, INC.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

The undersigned hereby instructs Metropolitan Life Insurance Company ('Metropolitan') to vote the shares of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the 'Fund') as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Fund to be held at the Home Office of Metropolitan, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on October 21, 1997 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE 'FOR' THE PROPOSAL. METROPOLITAN WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN WILL VOTE 'FOR' THE PROPOSAL.

                                            Date _________________________, 1997

                                            Please sign in box below

                                                                            METL

                    ____________________________________________________________
                    Signature--Please sign exactly as your name appears at left.

                  PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                    IN THE POSTAGE PAID ENVELOPE PROVIDED.

             IMPORTANT: YOUR VOTING INSTRUCTION FORM IS NOT VALID
                   UNLESS IT IS SIGNED ON THE REVERSE SIDE.

          Please fold and detach card at perforation before mailing
(Triangle pointing down)                               (Triangle pointing down)



TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

1. Approval of a New Sub-Investment Management Agreement for the Scudder Global
   Equity Portfolio of the Fund.          / / FOR    / / AGAINST     / / ABSTAIN

METROPOLITAN TOWER LIFE
INSURANCE COMPANY
                            VOTING INSTRUCTION FORM
                                    FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                     OF THE SCUDDER GLOBAL EQUITY PORTFOLIO
                       OF METROPOLITAN SERIES FUND, INC.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

The undersigned hereby instructs Metropolitan Tower Life Insurance Company ('Metropolitan Tower') to vote the shares of the Scudder Global Equity Portfolio of the Metropolitan Series Fund, Inc. (the 'Fund') as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Scudder Global Equity Portfolio of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on October 21, 1997 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN TOWER AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE 'FOR' THE PROPOSAL. METROPOLITAN TOWER WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN TOWER WILL VOTE 'FOR' THE PROPOSAL.

                                            Date _________________________, 1997
                                            Please sign in box below

                                                                            METL
                                            ____________________________________
                                              Signature--Please sign exactly as
                                                   your name appears at left.

                  PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                    IN THE POSTAGE PAID ENVELOPE PROVIDED.

             IMPORTANT: YOUR VOTING INSTRUCTION FORM IS NOT VALID
                   UNLESS IT IS SIGNED ON THE REVERSE SIDE.

          Please fold and detach card at perforation before mailing
(Triangle pointing down)                               (Triangle pointing down)



TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

1. Approval of a New Sub-Investment Agreement for the Scudder Global Equity
   Portfolio of the Fund.                 / / FOR    / / AGAINST     / / ABSTAIN

                                                                             ALL